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                                                                    EXHIBIT 10.6

                                    GUARANTY

         THIS GUARANTY, made and executed as of this 31st day of July, 2002, by the Undersigned, Concorde Gaming Corporation (the "Undersigned" or the "Guarantor") to First National Bank, a national bank (the "Lender").

                              PRELIMINARY RECITALS

         A. Concorde Cripple Creek, Inc., a Colorado corporation ("Borrower") is the owner in fee simple of certain real property situate in Gilpin County, Colorado ("Premises").

         B. The Borrower is acquiring the Premises and competing certain improvements to the gaming facility located thereon (the "Project").

         C. The Borrower has made application to and the Lender has agreed to make a loan to the Borrower in the sum of up to $7,600,000.00 (the "Loan") to finance the cost of acquiring the Project and completing said improvements.

         D. The Borrower and Lender had entered into a certain Loan Agreement dated of even date wherein Lender has agreed to lend the Loan to Borrower and Borrower has agreed to borrow the Loan ("Loan Agreement").

         E. To evidence the Loan the Borrower is executing and delivering to the Lender its Promissory Note of even date herewith in the amount of the Loan (herein the "Note").

         F. As security for the repayment of the Note, the Borrower is executing and delivering to the Public Trustee of Gilpin County, as trustee, for the benefit of the Lender its Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing of even date herewith (the "Deed of Trust") conveying and granting a security interest in the Premises and other security instruments (the Note, Deed of Trust and other security instruments being herein collectively referred to as the "Loan Documents"). Capitalized terms not otherwise defined herein shall have the definitions given such terms in the Loan Documents.

         G. The Borrower is a wholly owned subsidiary of the Undersigned and is financially interested in the Project.

         H. Lender requires as a condition to the making of the Loan that the Undersigned execute and deliver this Guaranty.

         NOW, THEREFORE, FOR VALUE RECEIVED, and in order to induce Lender to make the Loan to Borrower the Undersigned absolutely and unconditionally guarantees to Lender:

         (i) the due and prompt payment of the indebtedness evidenced by the Note; and

         (ii) the due and prompt performance and observance by the Borrower of all of the terms and conditions of the Loan Documents; and


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         (iii)    the payment of any and all claims, losses, liabilities
                  (including without limitation strict liability), suits, obligations, fines, damages, judgments, injuries, administrative orders, consent agreements and orders, penalties, actions, causes of action, charges, costs and expenses, including without limitation reasonable attorneys' fees and consultants' fees which the Lender may sustain as a result of or in connection with any attempt by the Undersigned or the Borrower to materially delay any foreclosure or sale under the Deed of Trust or exercise of any other remedies available to the Lender under the Loan Documents or if the Undersigned or Borrower shall claim that the Loan Documents are invalid or unenforceable to an extent that such claim would preclude any such foreclosure, sale or other exercise of remedies. Such attempt shall include, but not be limited to a Bankruptcy Action (as later defined); and

         (iv) all costs incurred, including reasonable attorneys' fees, in enforcing payment and performance of this Guaranty, the Loan Agreement, and the Loan Documents;

the aforesaid being herein collectively referred to as the "Indebtedness Guaranteed". All payments received by the Lender from whatever source and whether by voluntary payment, exercise of remedies, or otherwise, shall be applied:

         (1) First, to any amounts payable to the Lender under the Loan Documents not guaranteed hereunder;

         (2)      Second, to any late charges accrued on the Note; and

         (3)      Third, to the accrued Interest on the Note; and

         (4)      Fourth, to Principal of the Note.

Payments on the Principal of the Note from application of insurance proceeds, condemnation awards, foreclosure or exercise of other remedies upon default, other than this Guaranty, shall be applied first to the Principal of the Note which is not guaranteed and thereafter to the Indebtedness Guaranteed.


                  THE UNDERSIGNED FURTHER COVENANTS AND AGREES:

1. The Lender may from time to time without notice to or consent of the Undersigned and upon such terms and conditions as the Lender may deem advisable without affecting this Guaranty or impairing the rights of the Lender hereunder:

         a. release any maker (other than Borrower), surety or other person liable for payment of all or any part of the Indebtedness Guaranteed;

         b. make any agreement extending or otherwise altering the time for or the terms of payment of all or any part of the Indebtedness Guaranteed;

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         c.       modify, waive, compromise, release, subordinate, resort to, exercise or refrain from exercising any right the Lender may have hereunder, under the Loan Documents;

         d.       accept additional security or guarantees of any kind;

         e. endorse, transfer or assign the Note, Deed of Trust, or any other security to any other party;

         f. accept partial payment or payments on account of the Indebtedness Guaranteed;

         g. from time to time hereafter further loan monies or give or extend credit to or for the benefit of the Borrower; or

         h. release, settle or compromise any claim of the Lender against the Borrower, or against any other person, firm or corporation whose obligation is held by the Lender as collateral security for the Indebtedness Guaranteed.

2.       The Undersigned unconditionally and absolutely waives:

         a. any obligation on the part of the Lender to protect, secure or insure any of the security given for the payment of the Indebtedness Guaranteed;

         b. any right to participate in any of the security given for the payment of the Note;

         c.       notice of acceptance of this Guaranty by the Lender;

         d. notice of presentment, demand for payment, notice of non-performance, protest, notices of protest and notices of dishonor, notice of non-payment or partial payment;

         e. notice of any defaults under the Loan Documents in the performance of any of the covenants and agreements contained therein or in any instrument given as security for the Note;

         f. any defense, offset or claim the Borrower may have against the Lender;

         g. any limitation or exculpation of liability on the part of the Borrower whether contained in the Note or otherwise;

         h. the transfer or sale by the Borrower or the diminution in value thereof of any security given for the Indebtedness Guaranteed;

         i. any failure, neglect or omission on the part of the Lender to realize or protect the Indebtedness Guaranteed or any security given therefor;

         j. any right to insist that the Lender prosecute collection of the Note or resort to any instrument or security given to secure the Indebtedness Guaranteed or to proceed against the Borrower or against any other guarantor or surety prior to enforcing

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                  this Guaranty or any right to participate in or direct such proceeding and provided, however, at its sole discretion the Lender may either in a separate action or an action pursuant to this Guaranty pursue its remedies against the Borrower or any other guarantor or surety, without affecting its rights under this Guaranty;

         k. notice to the Undersigned of the existence of or the extending to the Borrower of the Indebtedness Guaranteed; or

         l. any right to insist Lender disburse the full principal amount of the Loan to Borrower or the order, method, manner or amounts disbursed under the Note.

3. The Undersigned will not assert against the Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, merger of clauses under this Guaranty with the Indebtedness Guaranteed, ultra vires acts, usury, illegality or unenforceability which may be available to the Borrower in respect of the Indebtedness Guaranteed, or any setoff available against the Lender to the Borrower whether or not on account of a related transaction, and the Undersigned shall be and remain liable for any deficiency remaining after foreclosure of, enforcement of, judicial sale, sale pursuant to a power of sale in the Deed of Trust, execution upon or otherwise of the Deed of Trust or any security interest security the Note notwithstanding provisions of law that may prevent the Lender from enforcing such deficiency against the Borrower.

4. In the event of the filing of a petition in bankruptcy or a petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under the bankruptcy laws of the United States or any other similar federal, state or other statute relating to relief from indebtedness whether involuntary or voluntary or should a receiver, trustee or liquidator be approved or upon a voluntary or involuntary dissolution, sale or other disposition of all or substantially all the assets, marshalling of assets and liabilities, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of, or other similar event or proceeding ("Bankruptcy Action") affecting the Borrower or any of its assets, the Undersigned's' obligations shall become due and payable and enforceable against the Undersigned, whether or not the Indebtedness Guaranteed is then due and payable. The Undersigned and Lender specifically intend that the Lender will be able to enforce this Guaranty notwithstanding any such Bankruptcy Action even if the Borrower files a petition in bankruptcy and is discharged. For purposes of determining the Indebtedness Guaranteed under this provision notwithstanding any such Bankruptcy Action interest will be deemed to continue to accrue on the Note as though no such Bankruptcy Action had been taken.

5.       Intentionally Omitted.

6. No act or thing, except for payment in full, which but for this provision might or could in law or in equity act as a release of the liabilities of the Undersigned shall in any way affect or impair this Guaranty and this shall be a continuing, absolute and unconditional Guaranty and shall be in full force and effect until the Indebtedness Guaranteed has been paid in full.

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7.       If any payment applied to the Indebtedness Guaranteed is thereafter set aside, recovered, rescinded or required to be returned for any reason (including a Bankruptcy Action), the Indebtedness Guaranteed to which such payment was applied shall for the purpose of this Guaranty be deemed to have continued in existence notwithstanding such application, and this Guaranty shall be enforceable as to such Indebtedness Guaranteed as fully as if such application had never been made. If any payment is reclaimed in a Bankruptcy Action, the Undersigned shall pay to the Lender the dollar amount so reclaimed.

8. Notwithstanding any other provision herein to the contrary, the Undersigned agrees that the Undersigned shall have no right of subrogation, indemnity, exoneration, contribution or reimbursement whatsoever or any right of recourse to the security given by the Borrower to the Lender for the debts and obligations of the Borrower to the Lender. The Undersigned understands that the Undersigned may have rights under applicable law to be subrogated to such security and knowingly waives and relinquishes such rights and any claim that any subrogation rights were abrogated by any acts of Lender.

9. This Guaranty is executed in order to induce the Lender to make and disburse the Loan with the intent that it be relied upon by the Lender in making and disbursing the Loan with the knowledge that the Lender would not disburse the Loan but for this Guaranty. Disbursement of any part of the Loan, without any further action or notice, shall constitute conclusive evidence of the reliance hereon by the Lender.

10. While this Guaranty remains in effect, the Undersigned agrees to provide to the Lender as soon as available, and within one hundred twenty (120) days after the end of each calendar year, a current financial statement which statement shall include an itemization of all assets and liabilities scheduled by item and type, all investments and contingent liabilities and adequate to disclose the net worth at such point in time. Such financial statement shall be certified and shall be accompanied by the annual federal income tax return, including all schedules, for the preceding taxable year as filed with the Internal Revenue Service.

11. The Undersigned is a Colorado corporation, in good standing and has the full legal right and power to execute, deliver and perform this Guaranty. This Guaranty constitutes the valid and binding obligation of the Undersigned, enforceable in accordance with its respective terms. The execution and delivery of this Guaranty (a) will not violate any law or regulation, or any order or decree of any court or governmental instrumentality binding on the Undersigned; (b) will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Undersigned is a party or by which the Undersigned or any of its property is bound; (c) will not result in the creation or imposition of any Lien upon any of the property of the Undersigned; and (d) does not require the consent or approval of any governmental body, agency, authority or any other person, except in the case of clauses (b), (c) and (d), such conflicts, breaches or terminations, creations or impositions which would not individually or in the aggregate reasonably be expected to have a material adverse effect on the Company's ability to perform its obligations under this Guaranty.

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12.      No right or remedy herein conferred upon or reserved to the Lender is intended to be exclusive of any other available remedy or remedies but each and every remedy shall be cumulative and shall be in addition to every other remedy given under this Guaranty, the Loan Documents, or as may now or hereafter exist at law or in equity. No waiver, amendment, release or modification of this Guaranty shall be established by conduct, custom or course of dealing, but only by an instrument in writing duly executed by the Lender.

13. Whenever the context requires or permits the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

14. This Guaranty and each and every part hereof, shall be binding upon the Undersigned and any administrators, representatives, successors and assigns and shall inure to the pro rata benefit of each and every future holder of the Note. This Guaranty shall run with the Note and without the need for any further assignment of this Guaranty to any subsequent holder of the Note or the need for any notice to the Undersigned thereof. Upon endorsement or assignment of the Note to any subsequent holder, said subsequent holder of the Note shall be substituted for the Lender and may enforce this Guaranty as if said holder had been originally named as Lender hereunder.

15. The Undersigned submits and consents to personal jurisdiction of the Courts of the State of South Dakota and Courts of the United States of America sitting in such State for the enforcement of this instrument and waives any and all rights under the laws of any state or the United States of America to object to jurisdiction in the State of South Dakota. Litigation may be commenced in any state court of general jurisdiction for the State of South Dakota or the United States District Court located in that state, at the election of the Lender. Nothing contained herein shall prevent Lender from bringing any action against any other party or exercising any rights against any security given to Lender, or against the Undersigned personally, or against any property of the Undersigned, within any other state. Commencement of any such action or proceeding in any other state shall not constitute a waiver of consent to jurisdiction or of the submission made by the Undersigned to personal jurisdiction within the State of South Dakota.

16. Notwithstanding the place of execution of this instrument, the parties to this instrument have contracted for South Dakota law to govern this instrument and it is agreed that this instrument is made pursuant to and shall be construed and governed by the laws of the State of South Dakota without regard to the principles of conflicts of law.

17. Any notices and other communications permitted or required by the provisions of this Guaranty (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, designated as Certified Mail, Return Receipt Requested, bearing adequate postage, or deposited with reputable private courier or overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as aforesaid. The time period within which a response to any such notice must be given, however, shall commence to run from the

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         date of receipt of the notice by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. By giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time to change its address and shall have the right to specify as its address any other address within the United States of America.

                  Each notice to Lender shall be addressed as follows:

                           First National Bank
                           909 St. Joseph Street, Suite 101
                           Rapid City, South Dakota 57701
                           Attention: Todd Christoffer, Branch President



                  Each notice to the Undersigned shall be addressed as follows:
                           Concorde Gaming Corporation
                           3290 Lien Street
                           Rapid City, South Dakota 57702
                           Attention: Jerry Baum, President

18. This Guaranty is one of several guarantees given to Lender in connection with the making of the Loan. The obligations of the Undersigned under this Guaranty shall be joint and several. Neither the death nor release of any person or party executing and delivering a guaranty of the Loan to the Lender shall affect or release the joint and several liability of any other guarantor including the Undersigned. The Lender may at its option enforce this Guaranty against one or all of any guarantors and the Lender shall not be required to resort to enforcement against each and every guarantor of the Loan and the failure to proceed against or join each and every guarantor of the Loan shall not affect the joint and several liability of the Undersigned hereunder.

         IN FURTHERANCE WHEREOF, the Undersigned have executed this Guaranty as of the date first above written.


                                          CONCORDE GAMING CORPORATION,
                                           a South Dakota corporation

                                          By: /s/ Jerry Baum
                                              ----------------------------------
                                                  Jerry Baum

                                                  Its: President